                                                                   EXHIBIT 10.10

                             ----------------------

                          REGISTRATION RIGHTS AGREEMENT

                             ----------------------


                                February 26, 1996
                       (as amended on September 29, 1997)

                        TABLE OF CONTENTS

                                                                                  PAGE
I.     REGISTRATION RIGHTS.........................................................  2
       Section 1.1   Definitions...................................................  2
       Section 1.2   Company Registration..........................................  3
       Section 1.3   Obligations of the Company....................................  3
       Section 1.4   Furnish Information...........................................  3
       Section 1.5   Expenses of Company Registration..............................  3
       Section 1.6   Underwriting Requirements - Company Registration..............  4
       Section 1.7   Delay of Registration.........................................  5
       Section 1.8   Indemnification...............................................  5
       Section 1.9   "Market Stand-Off" Agreement..................................  7
       Section 1.10  Compliance with Rule 144......................................  8
       Section 1.11  Termination of Registration Rights............................  8

II.    COVENANTS OF HOLDERS........................................................  9
       Section 2.1   Covenants of Holders..........................................  9

III.   MISCELLANEOUS...............................................................  9
       Section 3.1   Successors and Assigns........................................  9
       Section 3.2   Governing Law.................................................  9
       Section 3.3   Counterparts..................................................  9
       Section 3.4   Titles and Subtitles..........................................  9
       Section 3.5   Notices.......................................................  9
       Section 3.6   Expenses...................................................... 10
       Section 3.7   Amendments and Waivers........................................ 11
       Section 3.8   Severability.................................................. 11
       Section 3.9   Aggregation of Stock.......................................... 11
       Section 3.10  Entire Agreement.............................................. 11
       Section 3.11  Facsimile Signatures.......................................... 11

Schedule A    Schedule of Investors
Schedule B    Schedule of Management Holders

                                       i.

                          REGISTRATION RIGHTS AGREEMENT

[This agreement has been revised to reflect amendments made effective September 29, 1997]

        This Registration Rights Agreement (the "Agreement") is made as of this 26th day of February, 1996, by and among Broadcom Corporation, a California corporation (the "Company"), the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor" and collectively as the "Investors", and the individuals listed on Schedule B hereto, each of which is herein referred to as a "Management Holder" and collectively as the "Management Holders."

                                    RECITALS

        WHEREAS, the (i) the Company and one of the Investors are parties to the Purchase Agreement (the "Series A Purchase Agreement") dated July 1, 1994 whereby such Investor purchased from the Company shares of the Company's Series A Preferred Stock, (ii) the Company and certain of the Investors are parties to the Purchase Agreement (the "Series B Purchase Agreement") dated July 1, 1994 whereby such Investors purchased from the Company shares of the Company's Series B Preferred Stock and Common Stock, (iii) the Company and one of the Investors are parties to the Purchase Agreement (the "Series C Purchase Agreement") dated March 22, 1995 whereby such Investor purchased from the Company shares of the Company's Series C Preferred Stock, and (iv) the Company and certain of the Investors are parties to the Purchase Agreement (the "Series D Purchase Agreement") dated February 26, 1996 (the Series A Purchase Agreement, Series B Purchase Agreement, Series C Purchase Agreement and Series D Purchase Agreement each are referred to herein individually as a "Purchase Agreement" and collectively as the "Purchase Agreements");

        WHEREAS, each such Purchase Agreement, except for the Series D Purchase Agreement, sets forth certain provisions with respect to the Investors' rights to include shares of the Company's capital stock held by them in the Company's registered public offerings of its capital stock; and

        WHEREAS, in anticipation of the Company's initial public offering of Common Stock, the Investors and Management Holders wish to consolidate and clarify their right to participate in the Company's registered public offerings of its capital stock in a single agreement which will supersede any registration rights previously granted.

        NOW, THEREFORE, the parties hereby agree as follows:


                                             1.

                                       I.

                               REGISTRATION RIGHTS

        Section 1.1   Definitions.  For purposes of this Section 1:

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Affiliate" means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, a specified person or entity.

               (c) The term "Common Stock" means the Company's Common Stock authorized for issuance under its Restated Articles of Incorporation.

               (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof.

               (e) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (f) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (g) The term "Registrable Securities" means (i) shares of Common Stock issued to the Investors pursuant to the Purchase Agreements; (ii) shares of Common Stock issued to the Management Holders, including shares issuable upon the exercise of stock options issued to the Management Holders; (iii) shares of Common Stock issuable or issued to the Investors or Management Holders upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock; and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Securities sold by a person in which such person's rights under this Section I are not assigned.

               (h) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.



                                       2.

               (i) The term "SEC" shall mean the Securities and Exchange Commission.

        Section 1.2 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after delivery of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of
Section 1.6, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

        Section 1.3 Obligations of the Company. Whenever effecting the registration of any Registrable Securities under this Section 1, the Company shall, as expeditiously as reasonably possible:

               (a) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (b) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (c) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

        Section 1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company may reasonably request in writing and as shall be required to effect the registration of such Holder's Registrable Securities.


                                       3.

        Section 1.5 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 1.2 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements for one counsel to the Holders, such fees and disbursements not to exceed $27,500, but excluding underwriting discounts and commissions relating to Registrable Securities.

        Section 1.6 Underwriting Requirements - Company Registration. In connection with any offering involving an underwriting of shares of the Company's capital stock pursuant to Section 1.2, the Company shall not be required under Section 1.2 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned 50% to the Management Holders and 50% to the Investors; provided that (i) the securities to be included by the selling Management Holders shall be apportioned pro rata among the selling Management Holders according to the total amount of securities entitled to be included therein owned by each selling Management Holder, (ii) the securities to be included by the selling Investors shall be apportioned pro rata among the selling Investors according to the total number of securities entitled to be included therein owned by each selling Investor, (iii) to the extent the selling Management Holders do not request that Registrable Securities in an amount equal at least to 50% of the total number of such securities permitted by the underwriters be included in such underwriting, the selling Investors may include additional Registrable Securities equal to the balance of the Management Holders' portion, such additional Registrable Securities to be apportioned pro rata among the Investors in the manner described above and (iv) to the extent the selling Investors do not request that Registrable Securities in an amount equal at least to 50% of the total number of such securities permitted by the underwriters be included in such underwriting, the selling Management Holders may include additional Registrable Securities equal to the balance of the Investors' portion, such additional Registrable Securities to be apportioned pro rata among the Management Holders in the manner described above) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 25% of the total amount of securities requested by the Holders to be included in the offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the underwriters make the determination described above. For


                                             4.

purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro-rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence.

        Section 1.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1 filed with and declared effective by the SEC.

        Section 1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person. Notwithstanding the foregoing, the Company shall not be required to indemnify any Holder pursuant to this Section 1.8(a) against any loss, claim, damage, liability, or action arising from any untrue or misleading statement or omission contained in any


                                       5.

preliminary prospectus, if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided, that, in no event shall any indemnity under this subsection 1.8(b) exceed the gross proceeds from the offering received by such Holder. Notwithstanding the foregoing, no Holder shall be required to indemnify the Company, its directors, its officers or any controlling person pursuant to this Section 1.8(b) against any loss, claim, damage, or liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus and the Company made timely delivery of the final prospectus to all purchasers of shares of the Company's capital stock pursuant to the public offering of such shares.

               (c) Promptly after receipt by an indemnified party under this
Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party if the indemnified party, acting reasonably, determines that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by


                                       6.

such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement, which shall be customary for registration of the type then proposed, shall control.

               (f) The obligations of the Company and Holders under this Section
1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        Section 1.9 "Market Stand-Off" Agreement. Each Holder hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, following the date of the first sale to the public pursuant to a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:


                                       7.

               (a) with respect to the first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering such market stand-off time period shall not exceed 180 days;

               (b) with respect to any subsequent registration statement such market standoff time period shall not exceed 90 days;

               (c) all officers and directors of the Company and all other persons with registration rights enter into similar agreements;

               (d) each Holder's agreement to refrain from the acts and transactions described in this Section 1.9 shall not prohibit such Holders from transferring Registrable Securities (i) as a bona fide gift; (ii) as a private sale; or (iii) as a contribution to one or more trusts provided that in each such transfer the recipients of such Registrable Securities agree to be bound by this Agreement (the foregoing notwithstanding, each Holder may transfer up to 10% of the Registrable Securities held by such Holder to a charitable institution without requiring that such charitable institution agree to be bound by this Agreement); and

               (e) the underwriter will agree to give reasonable consideration in good faith to a request by a Holder to be released from the terms of this
Section 1.9 and any related underwriter's letter based upon hardship of the Holder or of a member of such Holder's immediate family.

        In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. If requested to do so by the Company, each Holder shall execute an underwriter's letter the terms of which are consistent with the foregoing prior to the registration of the Company's initial public offering.

        Notwithstanding the foregoing, the obligations described in this Section
1.9 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

        Section 1.10 Compliance with Rule 144.

               (a) In the event that the Company shall commence to file reports under Section 13 or 15(d) of the 1934 Act, thereafter, at the request of any Holder who proposes to sell Registrable Securities in compliance with the filing requirements of the SEC as set forth in


                                       8.

Rule 144, the Company shall forthwith furnish to such Holder a written statement of compliance with the filing requirements of the SEC as set forth in Rule 144.

               (b) Nothing in this Section 1.10 shall prevent the Company from discontinuing filing such reports if permissible under the Securities Act and Rule 144, provided that it shall give reasonable notice of its intent to discontinue to each Holder who has previously requested a statement of compliance.

        Section 1.11 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public. The foregoing notwithstanding, no Holder shall be entitled to exercise any right provided for in this Section 1 following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public if the Registrable Securities held by such Holder may be sold pursuant to Rule 144.

                                       II.

                              COVENANTS OF HOLDERS

        Section 2.1 Covenants of Holders. The Holders, and their duly appointed representatives, shall obtain and provide to the Company, promptly upon request, any and all information reasonably required by the Company to comply with state and federal securities laws and other requirements, including but not limited to, beneficial ownership information and all shall cooperate with any state or federal licensing agency in any investigation by such agencies.

                                      III.

                                  MISCELLANEOUS

        Section 3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferee of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                                       9.

        Section 3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        Section 3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        Section 3.5 Notices. All notices, requests, demands and other communications which a party is required to or may desire to give any other party in connection with this Agreement shall be in writing, and shall be personally delivered, delivered by facsimile transmission, or delivered by United States registered or certified mail, postage prepaid with return receipt requested, addressed as follows:

               If to the Company:         Scott O. Davis
                                          Broadcom Corporation
                                          16251 Laguna Canyon Road
                                          Irvine, CA 92718
                                          Fax No. (714) 450-8710

                      With a copy to:     Bruce R. Hallett, Esq.
                                          Brobeck, Phleger & Harrison LLP
                                          4675 MacArthur Court, Suite 1000
                                          Newport Beach, CA 92660-1846
                                          Fax No. (714) 752-7522

               If to the Holders:         At the addresses on the signature
                                          pages of this Agreement

                      With a copy to:     David A. Dull, Esq.
                                          Irell & Manella
                                          1800 Avenue of the Stars
                                          Suite 900
                                          Los Angeles, CA 90067
                                          Fax No. (310) 203-7199



                                       10.

                      And a copy to:      Jennifer L. Borow, Esq.
                                          O'Melveny & Myers
                                          1999 Avenue of the Stars
                                          Los Angeles, CA 90067
                                          Fax No. (310) 246-6779



                      and a copy to:      Paul, Hastings, Janofsky & Walker
                                          555 South Flower Street
                                          Twenty-Third Floor
                                          Los Angeles, CA 90007
                                          Attn:  Siobhan M. Burke
                                          Fax No. (213) 627-0705

If notice is given by personal delivery in accordance with the provisions of this Section 3.5, said notice shall conclusively be deemed given at the time of delivery. If notice is given by confirmed facsimile transmission in accordance with the provisions of this Section 3.5, said notice shall conclusively be deemed given at the time of the transmission. If notice is given by mail in accordance with the provisions of this section, said notice shall conclusively be deemed given 48 hours after deposit thereof in the United States mail. The addressees or addresses set forth above may be changed from time to time by a notice sent to the other parties.

        Section 3.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        Section 3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

        Section 3.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        Section 3.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by a Holder's Affiliate shall be aggregated together for the purpose of determining the availability of such Holder's rights under this Agreement.


                                       11.

        Section 3.10 Entire Agreement. This Agreement (including the exhibits and schedules hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement supersedes any registration rights granted to the Holders including, without limitation, any registration rights granted under any of the Purchase Agreements. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by any party hereto, or anyone acting on behalf of any party.

        Section 3.11 Facsimile Signatures. This Agreement may be executed manually or by facsimile signatures, all of which signatures shall have the same force and effect. Any party executing this Agreement by facsimile shall as soon as practicable thereafter deliver to counsel for the other parties a manually signed copy of this Agreement.



                            [Signature Page Follows]


                                       12.

                      [Signature Page for Registration Rights Agreement]


               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



THE COMPANY:                         BROADCOM CORPORATION
                                     a California corporation


                                     By:
                                        ------------------------------------
                                            Henry Nicholas


                                     By:
                                        ------------------------------------
                                            Henry Samueli



MANAGEMENT HOLDERS:

                                     ---------------------------------------
                                     Henry Nicholas



                                     ---------------------------------------
                                     Henry Samueli



                                     ---------------------------------------
                                     Scott Davis



                                     ---------------------------------------
                                     Tim Lindenfelser



INVESTORS:                           INTEL CORPORATION

                                     By:
                                        ------------------------------------


                                     SCIENTIFIC-ATLANTA, INC.

                                     By:
                                        ------------------------------------

                                     ---------------------------------------
                                     Werner Wolfen



                                     ---------------------------------------
                                     Herb Alpert



                                     ---------------------------------------
                                     Jerome Moss



                                     ---------------------------------------
                                     Max Palevsky



                                     ---------------------------------------
                                     Richard Carpenter



                                     ---------------------------------------
                                     Ruth Mandel



                                     ---------------------------------------
                                     Carl Mandel



                                     ---------------------------------------
                                     Ray Mandel



                                     ---------------------------------------
                                     Judy Mandel



                                     ---------------------------------------
                                     David Mandel


                                     ---------------------------------------
ROSTON ENTERPRISES                   Myron Eichen

By:
   -----------------------------





                                     ---------------------------------------
                                     William Norgren



                                     ---------------------------------------
                                     Rex Bates



                                     ---------------------------------------
                                     Peter Preuss



                                     ---------------------------------------
                                     Hiromi Yoshida



                                     ---------------------------------------
                                      Don Brooks



                                     ---------------------------------------
                                      Philip Lozowick



                                     ---------------------------------------
                                      Lanny Ross



                                     ---------------------------------------
                                      Terry Eger



                                     ---------------------------------------
                                      Roland Vandermeer


                                     Leon M. Samueli and Barbara Jane Samueli,
                                     Trustees of the Leon M. Samueli and
                                     Barbara Jane Samueli Trust, Dated 1-2-1996

                                     ---------------------------------------
                                     By:

                   SCHEDULE A TO REGISTRATION RIGHTS AGREEMENT

Investors

NextLevel Systems, Inc.
Intel Corporation
Scientific-Atlanta, Inc.
Werner Wolfen
Herb Alpert
Jerome Moss
Max Palevsky
Richard Carpenter
Ruth Mandel
Carl Mandel
Ray Mandel
Judy Mandel
David Mandel
Myron Eichen
Roston Enterprises
William Norgren
Rex Bates
Peter Preuss
Hiromi Yoshida
Don Brooks
Philip Lozowick
Lanny Ross
Terry Eger
Roland Vandermeer
Leon M. Samueli and Barbara Jane
Samueli Trust Dated 1-2-1996

                   SCHEDULE B TO REGISTRATION RIGHTS AGREEMENT


Management Holders

Henry Nicholas
Henry Samueli
Scott Davis
Tim Lindenfelser